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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   8/30/04

$700,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,200,000,050

TOTAL CERTIFICATES OFFERED & NON-OFFERED

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

$700,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-7

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	500,000,000	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-2	100,000,000	-	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-3	393,000,000	-	II	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	36,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa1/AA+
M-2	36,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa2/AA+
M-3	24,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA/Aa3/AA
M-4	18,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA-/A1/AA-
M-5	18,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A+/A2/A+
M-6	21,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A3/A
B-1	15,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A-/Baa1/A-
B-2	15,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB+/Baa2/BBB+
B-3	15,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB/Baa3/BBB
B-4	9,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.8]	BBB-/---/BBB-
Total	700,000,000	500,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.75% and 2.12%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 32.50% of the sum of the Class A-1, Class A-2 and Class A-3 Certificates (“Class A Certificates”) balances until the 24th  Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.35%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.65%] over one-month libor.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer(s):	TBA
Trustee:	TBA
Cut-off Date:	On or about September 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [October 4, 2004], Closing Date [October 1, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in October 2004.
Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, September 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch. The Class B-4 Certificates are expected to be rated by S&P and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA+/Aa1/AA+

Class M-2:

  AA+/Aa2/AA+

Class M-3:

  AA/Aa3/AA

Class M-4:

  AA-/A1/AA-

Class M-5:

  A+/A2/A+

Class M-6:

  A/A3/A

Class B-1:

  A-/Baa1/A-

Class B-2:

  BBB+/Baa2/BBB+

Class B-3:

  BBB/Baa3/BBB

Class B-4:

  BBB-/----/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.35%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.65%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class A-1 and Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class A-1 and Class A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-3  Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class A-1 and Class A-2 Certificates and (II) the Class A-3 Certificates, respectively and (bb) 32.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Principal and Interest Advancing:

The servicer(s) will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the December 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	17.25%	18.95%	37.90%
M-1	14.25%	15.95%	31.90%
M-2	11.25%	12.95%	25.90%
M-3	9.25%	10.95%	21.90%
M-4	7.75%	9.45%	18.90%
M-5	6.25%	7.95%	15.90%
M-6	4.50%	6.20%	12.40%
B-1	3.25%	4.95%	9.90%
B-2	2.00%	3.70%	7.40%
B-3	0.75%	2.45%	4.90%
B-4	0.00%	1.70%	3.40%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.70]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.40]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in October 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 37.90%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [41.8%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
October 2007 – September 2008	[2.75%]*
October 2008 – September 2009	[4.50%]*
October 2009 – September 2010	[5.75%]*
October 2010 – September 2011	[6.25%]*
October 2011 and thereafter	[6.50%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

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           CREDIT SUISSE FIRST BOSTON

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Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on October 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the December 2004 Distribution Date or (ii) the November 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on October 30, 2004.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

Distributions to Certificateholders

1.    From Group 2, to the Trustee, the trustee fee, if any;

2.    From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.    From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.    From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.    Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 and Class A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 and Class A-2 Certificates from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class A-3, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.    To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.    To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.    To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.     To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

Distributions to Certificateholders:

10.    To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.    To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.    To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.    To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.    To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.    To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.    For application as part of monthly excess cash flow.

II a.

Before the Stepdown Date, if cumulative collateral losses for loan group 1 are less than [2.75%] of the Maximum Pool balance for loan group 1, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and Class A-2 Certificates, pro-rata, and then to (y) the Class A-3 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class R Certificates, and then to (y) the Class A-3, and then to (z) the Class A-1 and Class A-2 Certificates, pro-rata, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

II b.

(x) Before the Stepdown Date, if cumulative collateral losses for loan group 1 are greater than or equal to  [2.75%] of the Maximum Pool balance for loan group 1 or (y) during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 Certificates, and then to (y) the Class A-2 Certificates, and then to (z) the Class A-3 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w)

the Class R Certificates, and then to (x) the Class A-3, and then to (y) the Class A-1 Certificates, and then to (z) the Class A-2 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (provided no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and Class A-2 Certificates, pro-rata, and then to (y) the Class A-3 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class A-3, Certificates, and then to (y) the Class A-1 and Class A-2 Certificates, pro-rata, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

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IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 and Class A-2 Certificates (allocated as specified below**) and then to (y) the Class A-3 Certificates, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class A-3, and then to (y) the Class A-1 and Class A-2 Certificates (allocated as specified below**), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

**    If (1) a Trigger Event is in effect, or (2) if (x) prior to the Stepdown Date and (y) cumulative collateral losses for loan group 1 are greater than or equal to  [2.75%] of the Maximum Pool balance for loan group 1, Monthly Excess Interest Amounts allocable to the Class A-1 and Class A-2Certificates will be paid sequentially.  If no Trigger Event is in effect, or if (x) prior to the Stepdown Date and (y) cumulative collateral losses for loan group 1 are less than [2.75%] of the Maximum Pool balance for loan group 1, Monthly Excess Interest Amounts allocable to the  Class A-1 and Class A-2Certificates will be paid on a  pro-rata basis.

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

14.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.  To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

18.  To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;

19.  To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;

20.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

21.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

22.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

23.  To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

24.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.

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BOND SUMMARY

(i)

To Call

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Oct04	Oct04	Oct04	Oct04	Oct04	Oct04
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jun07	Jan07

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Oct04	Oct04	Oct04	Oct04	Oct04	Oct04
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jun07	Jan07

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.6	2.9	2.4
First Pay (Month/Year)	May09	Oct07	Mar08	May09	Jun07	Jan07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Apr07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.5	3.8	2.7
First Pay (Month/Year)	May09	Oct07	Jan08	Nov08	Jul08	Apr07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Jul07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.2	3.8	2.9
First Pay (Month/Year)	May09	Oct07	Dec07	Aug08	Jul08	Jul07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.0	3.8	3.1
First Pay (Month/Year)	May09	Oct07	Dec07	Jun08	Jul08	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.9	3.8	3.1
First Pay (Month/Year)	May09	Oct07	Nov07	Apr08	Jul08	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.8	3.7	3.1
First Pay (Month/Year)	May09	Oct07	Nov07	Feb08	Apr08	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.7	3.6	3.1
First Pay (Month/Year)	May09	Oct07	Nov07	Jan08	Mar08	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.7	3.5	3.1
First Pay (Month/Year)	May09	Oct07	Oct07	Dec07	Jan08	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.6	3.4	3.1
First Pay (Month/Year)	May09	Oct07	Oct07	Nov07	Dec07	Nov07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul08	Nov07

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.4	6.3	4.8	3.5	3.3	3.1
First Pay (Month/Year)	May09	Oct07	Oct07	Nov07	Nov07	Nov07
Last Pay (Month/Year)	Mar19	Aug14	Jan12	Apr09	Jun08	Nov07

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To Maturity

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.2	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Oct04	Oct04	Oct04	Oct04	Oct04	Oct04
Last Pay (Month/Year)	Oct31	Mar26	Mar21	Mar15	Jun07	Jan07

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.3	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Oct04	Oct04	Oct04	Oct04	Oct04	Oct04
Last Pay (Month/Year)	Oct31	Mar26	Mar21	Apr15	Jun07	Jan07

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.6	5.5	3.0	2.4
First Pay (Month/Year)	May09	Oct07	Mar08	Jun09	Jun07	Jan07
Last Pay (Month/Year)	Dec28	Oct22	May18	May13	Jun13	Apr07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.8	6.4	2.7
First Pay (Month/Year)	May09	Oct07	Jan08	Nov08	Dec09	Apr07
Last Pay (Month/Year)	May28	Feb22	Nov17	Jan13	Mar13	Jul07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.5	4.9	3.2
First Pay (Month/Year)	May09	Oct07	Dec07	Aug08	Mar09	Jul07
Last Pay (Month/Year)	Jul27	Apr21	Mar17	Aug12	Mar11	Dec11

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.1	5.4	4.3	4.5	5.9
First Pay (Month/Year)	May09	Oct07	Dec07	Jun08	Nov08	Dec09
Last Pay (Month/Year)	Oct26	Sep20	Sep16	Apr12	Dec10	Sep11

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.2	4.2	4.9
First Pay (Month/Year)	May09	Oct07	Nov07	Apr08	Jul08	Mar09
Last Pay (Month/Year)	Mar26	Feb20	Apr16	Dec11	Sep10	Dec09

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.3	4.0	3.9	4.2
First Pay (Month/Year)	May09	Oct07	Nov07	Feb08	Apr08	Sep08
Last Pay (Month/Year)	May25	Jun19	Sep15	Aug11	May10	Jun09

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.0	5.3	3.9	3.8	3.9
First Pay (Month/Year)	May09	Oct07	Nov07	Jan08	Mar08	May08
Last Pay (Month/Year)	Mar24	Jun18	Dec14	Feb11	Dec09	Feb09

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	6.9	5.2	3.8	3.6	3.6
First Pay (Month/Year)	May09	Oct07	Oct07	Dec07	Jan08	Mar08
Last Pay (Month/Year)	Jan23	Jul17	Mar14	Sep10	Aug09	Oct08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.9	6.7	5.0	3.7	3.4	3.4
First Pay (Month/Year)	May09	Oct07	Oct07	Nov07	Dec07	Jan08
Last Pay (Month/Year)	Jun21	May16	May13	Feb10	Feb09	Jun08

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.4	6.3	4.8	3.5	3.3	3.2
First Pay (Month/Year)	May09	Oct07	Oct07	Nov07	Nov07	Nov07
Last Pay (Month/Year)	Mar19	Aug14	Jan12	Apr09	Jun08	Jan08

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Collateral Net WAC – Class A-2

Spot LIBOR

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Collateral Net WAC – Class A-2

Stressed LIBOR

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Collateral Net WAC – Class A-3

Spot LIBOR

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Collateral Net WAC – Class A-3

Stressed LIBOR

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Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR

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Collateral Net WAC – Mezzanine & Subordinate Classes

Stressed LIBOR

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Class A-IO-2 Notional Schedule

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **  The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,573
Total Outstanding Loan Balance	$1,141,071,936*	Min	Max
Average Loan Current Balance	$150,676	$9,994	$998,184
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.27%	4.43%	13.89%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	7.68%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.2%
% Second Liens	1.8%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	0.3%

*

Total collateral will be approximately [$1,200,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.0	4.45	80.0	699
4.51 - 5.00	15	3,627,892	0.3	4.88	75.2	672
5.01 - 5.50	107	26,026,235	2.3	5.35	77.2	666
5.51 - 6.00	364	77,789,743	6.8	5.83	78.5	653
6.01 - 6.50	1,000	192,907,524	16.9	6.33	78.6	639
6.51 - 7.00	1,514	265,202,084	23.2	6.80	79.1	633
7.01 - 7.50	1,144	180,797,941	15.8	7.30	80.8	619
7.51 - 8.00	1,117	167,711,671	14.7	7.78	82.1	609
8.01 - 8.50	755	96,939,310	8.5	8.30	82.3	600
8.51 - 9.00	506	60,174,793	5.3	8.75	83.9	600
9.01 - 9.50	240	22,287,866	2.0	9.23	86.6	598
9.51 - 10.00	237	19,437,836	1.7	9.80	84.7	589
10.01 - 10.50	141	10,094,715	0.9	10.26	87.4	599
10.51 - 11.00	89	4,666,115	0.4	10.75	91.0	610
11.01 - 11.50	99	4,716,989	0.4	11.35	95.1	610
11.51 - 12.00	172	5,683,565	0.5	11.73	98.5	612
12.01 - 12.50	34	1,590,109	0.1	12.26	97.8	608
12.51 - 13.00	8	462,499	0.0	12.73	86.2	581
13.01 - 13.50	6	230,597	0.0	13.31	90.7	606
13.51 – 13.89	23	412,132	0.0	13.70	99.5	590
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	8	1,098,261	0.1	7.30	77.4	0
451 – 475	1	111,130	0.0	8.33	80.0	470
476 – 500	6	832,437	0.1	8.37	77.0	500
501 – 525	195	29,046,495	2.5	8.24	72.9	515
526 – 550	523	75,924,265	6.7	7.99	75.3	539
551 – 575	874	126,178,674	11.1	7.77	79.6	563
576 – 600	1,259	166,334,408	14.6	7.45	81.1	589
601 – 625	1,435	211,633,525	18.5	7.14	82.1	613
626 – 650	1,269	196,960,753	17.3	7.04	80.9	637
651 – 675	832	134,229,907	11.8	7.05	81.7	663
676 – 700	540	92,441,108	8.1	6.88	82.0	687
701 – 725	314	52,751,906	4.6	6.85	82.4	712
726 – 750	161	25,185,074	2.2	6.96	81.1	737
751 – 775	96	16,843,247	1.5	7.03	83.5	761
776 – 800	50	9,255,021	0.8	6.91	80.7	787
801 – 816	10	2,245,727	0.2	6.95	79.1	808
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	675	22,700,388	2.0	9.84	87.3	619
50,001 - 100,000	2,043	156,913,442	13.8	7.96	81.1	614
100,001 - 150,000	1,973	244,161,863	21.4	7.38	81.1	620
150,001 - 200,000	1,234	214,207,681	18.8	7.17	80.1	623
200,001 - 250,000	653	146,045,720	12.8	7.05	80.1	619
250,001 - 300,000	351	95,920,126	8.4	6.93	80.6	626
300,001 - 350,000	230	74,795,795	6.6	6.93	80.9	629
350,001 - 400,000	174	65,223,784	5.7	6.92	80.6	632
400,001 - 450,000	84	35,741,430	3.1	6.77	81.1	637
450,001 - 500,000	71	34,211,112	3.0	6.79	80.2	644
500,001 - 550,000	31	16,413,108	1.4	6.77	82.0	637
550,001 - 600,000	23	13,349,614	1.2	6.84	78.8	657
600,001 - 998,184	31	21,387,875	1.9	6.80	78.4	647
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

    *     Note, for second liens, CLTV is employed in this calculation.

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		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	185	23,993,526	2.1	6.99	41.3	613
50.001 - 55.000	76	11,417,184	1.0	7.21	53.0	590
55.001 - 60.000	108	16,967,774	1.5	6.94	58.4	607
60.001 - 65.000	203	34,778,076	3.0	7.07	63.5	594
65.001 - 70.000	352	60,410,432	5.3	7.04	68.8	602
70.001 - 75.000	458	77,111,808	6.8	7.11	73.9	598
75.001 - 80.000	2,993	477,971,149	41.9	7.03	79.8	636
80.001 - 85.000	898	132,761,589	11.6	7.38	84.4	603
85.001 - 90.000	1,216	195,756,055	17.2	7.35	89.7	626
90.001 - 95.000	520	81,530,909	7.1	7.90	94.9	641
95.001 - 100.000	564	28,373,433	2.5	10.06	99.9	646
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,342	179,611,779	15.7	7.62	80.5	624
0.50	3	336,669	0.0	7.93	82.9	681
1.00	302	47,426,039	4.2	7.43	80.6	632
1.75	107	33,888,170	3.0	6.68	80.8	657
2.00	3,697	570,875,606	50.0	7.28	81.8	618
2.50	8	1,604,041	0.1	7.79	86.7	606
2.75	7	2,488,469	0.2	6.68	84.9	660
3.00	2,080	302,096,759	26.5	7.08	78.7	629
5.00	27	2,744,405	0.2	7.56	79.8	641
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	4,951	688,104,151	60.3	7.20	81.4	612
Reduced	1,118	197,063,037	17.3	7.29	81.5	654
No Income/ No Asset	26	6,628,416	0.6	7.61	81.0	689
Stated Income / Stated Assets	1,478	249,276,333	21.8	7.44	78.2	631
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,946	1,062,730,791	93.1	7.23	80.5	621
Second Home	32	4,887,900	0.4	7.17	82.2	652
Investor	595	73,453,245	6.4	7.89	83.9	667
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,138	284,851,847	25.0	6.83	78.1	633
Florida	880	125,851,374	11.0	7.33	81.4	627
Texas	568	64,044,325	5.6	7.78	82.0	617
Nevada	297	50,018,816	4.4	7.38	80.5	636
Virginia	287	44,192,580	3.9	7.33	80.4	612
Illinois	260	40,206,385	3.5	7.32	82.2	632
Arizona	289	37,087,758	3.3	7.17	82.0	633
Maryland	202	35,436,604	3.1	7.25	80.7	608
Georgia	264	34,354,453	3.0	7.58	83.7	621
Michigan	316	34,180,204	3.0	7.72	82.9	623
Ohio	273	27,981,426	2.5	7.64	84.0	608
Washington	168	27,476,321	2.4	7.03	80.3	629
Colorado	142	22,684,516	2.0	7.13	83.2	624
New York	139	22,512,973	2.0	7.35	75.0	618
New Jersey	110	22,411,328	2.0	7.32	75.8	597
Other	2,240	267,781,026	23.5	7.45	82.4	618
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,632	510,323,095	44.7	7.40	83.5	643
Refinance - Rate Term	444	62,167,484	5.4	7.25	80.4	612
Refinance - Cashout	3,497	568,581,358	49.8	7.15	78.2	608
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,676	765,125,472	67.1	7.25	81.5	620
Arm 3/27	930	145,598,895	12.8	6.87	80.4	630
Arm 5/25	114	22,539,148	2.0	6.83	72.3	632
Arm 6 Month	1	103,500	0.0	6.75	86.3	642
Fixed Rate	1,852	207,704,921	18.2	7.68	79.0	632
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,395	933,228,124	81.8	7.26	80.7	621
Condo	345	48,077,035	4.2	7.29	81.4	636
2 Family	203	33,225,324	2.9	7.33	78.9	639
3-4 Family	106	25,844,268	2.3	7.57	79.0	650
PUD	524	100,697,185	8.8	7.29	81.9	629
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	11	2,708,929	0.3	5.94	75.2	691
4.01 - 4.50	47	11,798,410	1.3	5.86	75.2	665
4.51 - 5.00	157	30,839,917	3.3	6.20	79.5	656
5.01 - 5.50	1,168	211,949,993	22.7	6.96	80.5	628
5.51 - 6.00	860	163,987,511	17.6	6.61	79.7	627
6.01 - 6.50	1,261	208,895,898	22.4	7.02	81.3	623
6.51 - 7.00	806	122,592,757	13.1	7.33	81.0	620
7.01 - 7.50	550	77,228,595	8.3	7.74	82.6	612
7.51 - 8.00	375	50,189,780	5.4	8.25	84.4	598
8.01 - 8.50	208	26,011,301	2.8	8.68	85.0	600
8.51 - 9.00	110	11,831,514	1.3	9.15	84.9	584
9.01 - 9.50	81	7,786,803	0.8	9.69	82.1	573
9.51 - 10.00	52	4,827,639	0.5	10.00	85.6	577
10.01 - 10.50	22	1,775,712	0.2	10.16	90.1	569
10.51 - 15.30	13	942,254	0.1	10.51	79.4	572
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 – 6	2	182,449	0.0	7.38	77.4	676
13 – 15	2	557,671	0.1	6.51	86.3	621
16 – 18	6	994,970	0.1	6.68	78.8	634
19 – 21	221	38,219,619	4.1	6.79	80.6	625
22 – 24	4,447	725,353,213	77.7	7.27	81.5	620
28 – 30	1	139,112	0.0	5.75	70.7	612
31 – 33	68	10,329,966	1.1	6.59	79.4	629
34 – 36	860	135,050,867	14.5	6.89	80.5	630
37 – 60	114	22,539,148	2.4	6.83	72.3	632
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 12.00	347	74,913,326	8.0	5.78	77.5	649
12.01 - 12.50	638	123,385,949	13.2	6.31	79.5	633
12.51 - 13.00	1,027	185,620,934	19.9	6.69	80.3	634
13.01 - 13.50	923	159,222,472	17.1	7.01	81.7	625
13.51 - 14.00	955	157,005,347	16.8	7.47	82.1	615
14.01 - 14.50	614	87,678,919	9.4	7.91	81.8	607
14.51 - 15.00	480	64,551,781	6.9	8.24	83.4	610
15.01 - 15.50	325	38,735,998	4.2	8.56	83.4	604
15.51 - 16.00	225	24,639,741	2.6	9.10	83.4	584
16.01 - 16.50	61	6,558,785	0.7	9.47	84.8	567
16.51 - 17.00	56	5,252,357	0.6	9.94	82.0	567
17.01 - 17.50	50	4,337,423	0.5	10.29	78.9	561
17.51 - 18.00	10	717,834	0.1	10.66	82.5	561
18.01 – 20.13	10	746,149	0.1	11.88	72.1	549
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	621,061	0.1	5.26	71.5	664
4.51 - 5.50	125	29,791,016	3.2	5.32	77.6	663
5.51 - 6.00	343	72,502,421	7.8	5.84	79.2	650
6.01 - 6.50	842	161,242,473	17.3	6.34	79.9	635
6.51 - 7.00	1,232	215,450,969	23.1	6.81	80.2	632
7.01 - 7.50	926	149,212,904	16.0	7.32	81.6	620
7.51 - 8.00	911	142,885,336	15.3	7.81	82.9	609
8.01 - 8.50	610	82,388,693	8.8	8.34	82.6	598
8.51 - 9.00	355	44,072,042	4.7	8.79	83.4	585
9.01 - 9.50	138	14,838,863	1.6	9.28	84.9	575
9.51 - 10.00	135	12,379,284	1.3	9.83	82.1	564
10.01 - 10.50	64	5,539,813	0.6	10.24	81.2	562
10.51 - 11.00	20	1,362,381	0.1	10.71	81.3	567
11.01 - 11.50	10	613,617	0.1	11.22	75.2	558
11.51 - 12.00	2	157,872	0.0	11.70	70.3	539
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.13	3	201,902	0.0	12.80	70.0	543
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	428,201	0.0	7.60	89.1	695
1.50	41	9,659,048	1.0	6.95	81.9	663
2.00	122	30,313,864	3.2	6.49	82.9	659
3.00	5,478	879,509,303	94.2	7.21	81.2	620
5.00	77	13,226,840	1.4	7.09	72.2	622
6.00	1	229,760	0.0	5.75	65.7	664
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,513	748,624,207	80.2	7.16	81.0	620
1.50	1,042	165,395,115	17.7	7.13	81.4	634
2.00	1	229,760	0.0	5.75	65.7	664
3.00	165	19,117,933	2.0	8.18	84.0	599
Total:	5,721	933,367,015	100.0	7.18	81.1	622

         *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,844	977,884,704	85.7	7.37	80.6	619
24	401	83,781,256	7.3	6.64	81.7	653
36	153	28,395,643	2.5	6.60	82.0	653
60	175	51,010,334	4.5	6.69	81.3	659
Total:	7,573	1,141,071,936	100.0	7.27	80.7	624

         *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,090
Total Outstanding Loan Balance	$689,260,860*	Min	Max
Average Loan Current Balance	$135,415	$9,994	$519,207
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.27%	4.43%	13.75%
Arm Weighted Average Coupon	7.19%
Fixed Weighted Average Coupon	7.64%
Weighted Average Margin	6.29%	2.25%	15.30%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$725,075,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 5.00	14	2,819,062	0.4	4.87	76.7	679
5.01 - 5.50	80	14,999,767	2.2	5.33	78.3	661
5.51 - 6.00	257	45,167,964	6.6	5.84	77.5	649
6.01 - 6.50	704	115,964,956	16.8	6.33	78.5	637
6.51 - 7.00	1,067	168,884,066	24.5	6.80	78.9	631
7.01 - 7.50	710	102,206,400	14.8	7.30	81.3	618
7.51 - 8.00	721	99,137,031	14.4	7.78	83.0	612
8.01 - 8.50	516	63,404,995	9.2	8.29	83.3	604
8.51 - 9.00	316	33,984,200	4.9	8.76	84.8	606
9.01 - 9.50	161	13,838,701	2.0	9.24	87.3	605
9.51 - 10.00	152	12,153,802	1.8	9.80	86.2	602
10.01 - 10.50	98	6,676,038	1.0	10.25	85.5	590
10.51 - 11.00	52	2,543,776	0.4	10.72	92.7	626
11.01 - 11.50	52	2,200,160	0.3	11.32	94.7	609
11.51 - 12.00	132	3,389,219	0.5	11.71	99.6	609
12.01 - 12.50	25	1,042,746	0.2	12.24	96.8	601
12.51 - 13.00	5	221,791	0.0	12.74	84.2	580
13.01 - 13.50	6	230,597	0.0	13.31	90.7	606
13.51 - 13.75	22	395,588	0.1	13.69	99.9	589
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	8	1,098,261	0.2	7.30	77.4	0
476 - 500	5	613,364	0.1	8.25	75.9	500
501 - 525	75	11,212,595	1.6	8.02	74.2	514
526 - 550	261	35,615,488	5.2	7.99	75.4	541
551 - 575	639	85,223,481	12.4	7.81	80.1	564
576 - 600	908	109,708,655	15.9	7.43	81.5	589
601 - 625	942	125,171,737	18.2	7.13	82.6	614
626 - 650	901	125,745,499	18.2	7.04	80.7	637
651 - 675	595	85,142,778	12.4	7.08	81.2	663
676 - 700	358	52,568,639	7.6	6.95	81.5	687
701 - 725	192	28,010,126	4.1	6.95	82.2	712
726 - 750	107	14,107,220	2.0	6.81	82.2	737
751 - 775	71	10,941,451	1.6	7.18	83.0	762
776 - 800	23	2,953,723	0.4	6.79	82.1	785
801 - 816	5	1,147,843	0.2	6.96	76.4	806
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,993 - 50,000	521	17,041,562	2.5	9.82	87.9	623
50,001 - 100,000	1,368	104,436,483	15.2	7.83	81.2	617
100,001 - 150,000	1,354	167,954,022	24.4	7.32	81.3	622
150,001 - 200,000	886	153,852,715	22.3	7.10	80.3	625
200,001 - 250,000	517	115,635,343	16.8	6.96	80.1	624
250,001 - 300,000	289	78,915,890	11.4	6.88	80.9	629
300,001 - 350,000	130	41,267,952	6.0	6.84	82.3	632
350,001 - 400,000	16	6,108,125	0.9	7.28	78.3	661
400,001 - 450,000	6	2,563,258	0.4	7.23	75.9	617
450,001 - 500,000	2	966,303	0.1	7.69	82.6	673
500,001 - 519,207	1	519,207	0.1	7.38	80.0	803
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.000	131	15,380,324	2.2	7.00	41.7	611
50.001 - 55.000	55	7,593,112	1.1	6.95	52.9	602
55.001 - 60.000	71	10,629,336	1.5	7.01	58.1	611
60.001 - 65.000	129	20,204,076	2.9	6.86	63.4	607
65.001 - 70.000	220	34,702,915	5.0	6.90	68.7	604
70.001 - 75.000	260	39,750,589	5.8	7.08	73.9	600
75.001 - 80.000	1,943	280,369,810	40.7	7.02	79.8	637
80.001 - 85.000	604	82,229,580	11.9	7.34	84.5	604
85.001 - 90.000	901	128,736,192	18.7	7.41	89.6	622
90.001 - 95.000	378	53,745,641	7.8	7.96	94.9	634
95.001 - 100.000	398	15,919,285	2.3	10.20	99.9	642
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	862	99,711,077	14.5	7.57	81.7	626
0.50	3	336,669	0.0	7.93	82.9	681
1.00	217	31,402,476	4.6	7.46	81.3	640
1.75	66	15,183,648	2.2	6.84	79.7	657
2.00	2,475	342,123,045	49.6	7.31	82.0	618
2.50	7	1,419,149	0.2	7.85	87.5	597
2.75	4	994,469	0.1	6.65	84.7	667
3.00	1,456	198,090,327	28.7	7.06	78.8	629
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,376	428,862,849	62.2	7.19	81.6	613
Reduced	745	118,498,050	17.2	7.37	82.1	653
No Income/ No Asset	4	903,016	0.1	7.10	87.3	680
Stated Income / Stated Assets	965	140,996,945	20.5	7.44	78.1	633
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,709	642,912,267	93.3	7.22	80.7	621
Second Home	18	2,371,334	0.3	7.49	85.2	670
Investor	363	43,977,259	6.4	7.99	84.9	669
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	828	162,543,365	23.6	6.92	75.9	626
Florida	564	75,704,487	11.0	7.30	82.5	626
Texas	375	37,960,508	5.5	7.95	82.4	615
Arizona	226	27,239,210	4.0	7.10	82.8	636
Illinois	182	26,233,248	3.8	7.37	83.7	633
Virginia	185	25,812,996	3.7	7.26	81.1	610
Nevada	174	25,144,751	3.6	7.37	81.8	634
Michigan	236	24,321,817	3.5	7.65	83.4	624
Ohio	215	21,813,230	3.2	7.57	85.0	613
Maryland	125	20,684,575	3.0	7.13	81.7	617
Washington	111	18,070,762	2.6	6.99	81.8	628
Colorado	107	15,723,727	2.3	7.11	83.4	630
Minnesota	107	15,534,307	2.3	7.08	82.0	636
Pennsylvania	134	15,107,119	2.2	7.22	83.1	614
North Carolina	130	13,613,229	2.0	7.54	84.1	619
Other	1,391	163,753,529	23.8	7.41	82.2	621
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,534	314,039,688	45.6	7.48	83.7	638
Refinance - Rate Term	301	39,257,710	5.7	7.24	80.7	609
Refinance - Cashout	2,255	335,963,461	48.7	7.08	78.4	612
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,150	457,224,830	66.3	7.28	81.9	620
Arm 3/27	648	94,121,451	13.7	6.76	80.9	628
Arm 5/25	81	13,751,813	2.0	6.98	75.6	636
Fixed Rate	1,211	124,162,766	18.0	7.64	78.1	633
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,280	560,304,664	81.3	7.24	80.9	622
PUD	334	52,205,004	7.6	7.38	82.2	624
Condo	242	31,506,389	4.6	7.32	81.5	629
2 Family	153	25,781,776	3.7	7.28	79.9	643
3-4 Family	81	19,463,028	2.8	7.64	80.1	658
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	8	1,672,844	0.3	5.81	75.7	710
4.01 - 4.50	30	5,439,817	1.0	5.62	78.0	665
4.51 - 5.00	94	15,275,027	2.7	5.90	78.7	659
5.01 - 5.50	881	142,587,225	25.2	7.04	80.7	626
5.51 - 6.00	561	89,932,880	15.9	6.58	78.9	626
6.01 - 6.50	843	125,115,200	22.1	6.99	81.5	626
6.51 - 7.00	546	76,474,711	13.5	7.29	81.9	616
7.01 - 7.50	369	47,935,223	8.5	7.74	84.0	609
7.51 - 8.00	252	29,907,877	5.3	8.29	86.3	607
8.01 - 8.50	124	14,180,380	2.5	8.79	87.6	605
8.51 - 9.00	67	7,047,606	1.2	9.37	88.4	592
9.01 - 9.50	53	4,899,516	0.9	9.83	82.2	570
9.51 - 10.00	33	3,070,664	0.5	10.08	87.4	586
10.01 - 10.50	10	941,297	0.2	10.01	96.6	594
10.51 - 15.30	8	617,827	0.1	10.26	86.5	592
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	204,668	0.0	6.10	79.9	612
16 - 18	3	681,032	0.1	6.52	83.9	619
19 - 21	145	22,485,460	4.0	6.87	79.6	626
22 - 24	3,001	433,853,670	76.8	7.31	82.0	620
28 - 30	1	139,112	0.0	5.75	70.7	612
31 - 33	52	7,506,630	1.3	6.47	78.6	626
34 - 36	595	86,475,708	15.3	6.78	81.1	628
37 - 59	81	13,751,813	2.4	6.98	75.6	636
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.43 - 11.50	71	13,068,852	2.3	5.38	76.2	666
11.51 - 12.00	195	34,212,091	6.1	5.97	77.1	635
12.01 - 12.50	471	78,075,464	13.8	6.28	79.8	631
12.51 - 13.00	758	119,052,328	21.1	6.70	80.2	629
13.01 - 13.50	609	91,177,989	16.1	7.05	82.0	623
13.51 - 14.00	603	91,545,465	16.2	7.51	83.2	619
14.01 - 14.50	366	50,068,476	8.9	8.02	84.0	608
14.51 - 15.00	304	36,121,188	6.4	8.29	85.0	614
15.01 - 15.50	220	24,292,518	4.3	8.53	83.7	609
15.51 - 16.00	142	14,423,633	2.6	9.07	85.5	596
16.01 - 16.50	44	4,728,910	0.8	9.46	85.1	568
16.51 - 17.00	40	3,846,723	0.7	9.92	82.4	570
17.01 - 17.50	42	3,542,685	0.6	10.26	78.6	564
17.51 - 18.00	6	341,679	0.1	10.66	82.4	570
18.01 - 20.13	8	600,092	0.1	11.87	73.5	555
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.1	4.45	80.0	699
4.51 - 5.50	94	17,893,944	3.2	5.29	78.5	663
5.51 - 6.00	246	42,900,576	7.6	5.85	77.9	647
6.01 - 6.50	588	96,916,594	17.2	6.33	79.9	633
6.51 - 7.00	866	136,081,878	24.1	6.81	80.3	629
7.01 - 7.50	574	82,844,133	14.7	7.32	82.5	618
7.51 - 8.00	601	84,889,368	15.0	7.81	84.1	611
8.01 - 8.50	425	54,774,562	9.7	8.34	84.1	605
8.51 - 9.00	234	25,972,163	4.6	8.82	85.3	598
9.01 - 9.50	89	8,902,455	1.6	9.27	85.6	578
9.51 - 10.00	86	7,762,186	1.4	9.86	84.0	577
10.01 - 10.50	51	4,353,675	0.8	10.24	80.4	565
10.51 - 11.00	11	677,997	0.1	10.70	84.7	585
11.01 - 11.50	8	496,156	0.1	11.21	79.1	568
11.51 - 12.00	1	55,903	0.0	11.80	80.0	569
12.01 - 12.50	1	106,370	0.0	12.13	70.0	529
12.51 - 13.13	2	157,813	0.0	12.85	70.0	548
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	28	5,551,583	1.0	6.76	82.1	659
2.00	88	16,735,223	3.0	6.59	82.6	661
3.00	3,699	532,454,757	94.2	7.21	81.7	620
5.00	63	10,126,771	1.8	7.12	74.9	625
6.00	1	229,760	0.0	5.75	65.7	664
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,246	476,068,010	84.2	7.17	81.4	620
1.50	563	81,100,964	14.4	7.18	82.0	637
2.00	1	229,760	0.0	5.75	65.7	664
3.00	69	7,699,361	1.4	8.44	91.4	596
Total:	3,879	565,098,094	100.0	7.19	81.6	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,519	590,615,011	85.7	7.36	80.9	619
24	332	57,820,422	8.4	6.72	81.5	654
36	131	20,076,323	2.9	6.60	80.8	648
60	108	20,749,104	3.0	6.95	80.3	660
Total:	5,090	689,260,860	100.0	7.27	81.0	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,483
Total Outstanding Loan Balance	$451,811,076*	Min	Max
Average Loan Current Balance	$181,962	$11,174	$998,184
Weighted Average Original LTV	80.3%**
Weighted Average Coupon	7.27%	4.60%	13.89%
Arm Weighted Average Coupon	7.16%
Fixed Weighted Average Coupon	7.75%
Weighted Average Margin	6.30%	2.25%	11.27%
Weighted Average FICO (Non-Zero)	624
Weighted Average Age (Months)	1
% First Liens	98.1%
% Second Liens	1.9%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.6%

*

Total collateral will be approximately [$474,925,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.60 - 5.00	3	1,121,150	0.2	4.80	72.9	663
5.01 - 5.50	27	11,026,468	2.4	5.37	75.8	672
5.51 - 6.00	107	32,621,779	7.2	5.82	79.8	658
6.01 - 6.50	296	76,942,567	17.0	6.33	78.9	642
6.51 - 7.00	447	96,318,018	21.3	6.80	79.4	635
7.01 - 7.50	434	78,591,541	17.4	7.29	80.1	621
7.51 - 8.00	396	68,574,639	15.2	7.78	80.8	605
8.01 - 8.50	239	33,534,314	7.4	8.31	80.5	591
8.51 - 9.00	190	26,190,592	5.8	8.75	82.7	592
9.01 - 9.50	79	8,449,165	1.9	9.22	85.3	587
9.51 - 10.00	85	7,284,033	1.6	9.80	82.1	568
10.01 - 10.50	43	3,418,677	0.8	10.26	90.9	617
10.51 - 11.00	37	2,122,339	0.5	10.78	89.0	589
11.01 - 11.50	47	2,516,829	0.6	11.37	95.5	610
11.51 - 12.00	40	2,294,346	0.5	11.75	96.9	617
12.01 - 12.50	9	547,364	0.1	12.30	99.7	621
12.51 - 13.00	3	240,708	0.1	12.73	88.1	582
13.51 - 13.89	1	16,544	0.0	13.89	90.0	625
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
451 - 475	1	111,130	0.0	8.33	80.0	470
476 - 500	1	219,073	0.0	8.71	80.0	500
501 - 525	120	17,833,901	3.9	8.38	72.2	515
526 - 550	262	40,308,777	8.9	7.98	75.3	537
551 - 575	235	40,955,193	9.1	7.68	78.4	563
576 - 600	351	56,625,753	12.5	7.49	80.3	588
601 - 625	493	86,461,788	19.1	7.15	81.4	613
626 - 650	368	71,215,254	15.8	7.05	81.2	637
651 - 675	237	49,087,128	10.9	6.99	82.4	662
676 - 700	182	39,872,469	8.8	6.79	82.8	687
701 - 725	122	24,741,780	5.5	6.73	82.5	712
726 - 750	54	11,077,854	2.5	7.15	79.7	737
751 - 775	25	5,901,796	1.3	6.75	84.4	760
776 - 800	27	6,301,297	1.4	6.96	80.1	788
801 - 814	5	1,097,884	0.2	6.93	82.0	810
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
11,174 - 50,000	154	5,658,826	1.3	9.88	85.4	607
50,001 - 100,000	675	52,476,959	11.6	8.21	80.9	609
100,001 - 150,000	619	76,207,840	16.9	7.52	80.8	616
150,001 - 200,000	348	60,354,966	13.4	7.36	79.5	617
200,001 - 250,000	136	30,410,377	6.7	7.36	80.0	604
250,001 - 300,000	62	17,004,236	3.8	7.13	79.5	612
300,001 - 350,000	100	33,527,843	7.4	7.03	79.1	625
350,001 - 400,000	158	59,115,659	13.1	6.88	80.8	629
400,001 - 450,000	78	33,178,172	7.3	6.74	81.5	639
450,001 - 500,000	69	33,244,808	7.4	6.77	80.1	643
500,001 - 550,000	30	15,893,901	3.5	6.75	82.0	631
550,001 - 600,000	23	13,349,614	3.0	6.84	78.8	657
600,001 - 750,000	29	19,610,228	4.3	6.77	78.7	642
750,001 - 800,000	1	779,463	0.2	7.88	80.0	795
950,001 - 998,184	1	998,184	0.2	6.49	69.9	632
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.81 - 50.000	54	8,613,202	1.9	6.96	40.7	618
50.001 - 55.000	21	3,824,073	0.8	7.74	53.4	565
55.001 - 60.000	37	6,338,439	1.4	6.82	58.9	600
60.001 - 65.000	74	14,574,000	3.2	7.37	63.5	577
65.001 - 70.000	132	25,707,516	5.7	7.22	68.8	599
70.001 - 75.000	198	37,361,219	8.3	7.14	74.0	596
75.001 - 80.000	1,050	197,601,339	43.7	7.04	79.7	634
80.001 - 85.000	294	50,532,009	11.2	7.43	84.4	600
85.001 - 90.000	315	67,019,863	14.8	7.25	89.7	633
90.001 - 95.000	142	27,785,268	6.1	7.79	94.9	655
95.001 - 100.000	166	12,454,148	2.8	9.89	99.9	650
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	480	79,900,701	17.7	7.67	79.1	621
1.00	85	16,023,563	3.5	7.39	79.3	615
1.75	41	18,704,522	4.1	6.55	81.6	657
2.00	1,222	228,752,561	50.6	7.25	81.5	619
2.50	1	184,892	0.0	7.30	80.0	668
2.75	3	1,494,000	0.3	6.70	85.1	656
3.00	624	104,006,431	23.0	7.12	78.5	630
5.00	27	2,744,405	0.6	7.56	79.8	641
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,575	259,241,302	57.4	7.22	81.1	610
Reduced	373	78,564,987	17.4	7.17	80.6	655
No Income/ No Asset	22	5,725,400	1.3	7.69	80.0	690
Stated Income / Stated Assets	513	108,279,388	24.0	7.43	78.4	629
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,237	419,818,524	92.9	7.24	80.2	621
Second Home	14	2,516,566	0.6	6.86	79.4	636
Investor	232	29,475,986	6.5	7.73	82.3	663
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	310	122,308,482	27.1	6.71	80.9	642
Florida	316	50,146,887	11.1	7.38	79.8	628
Georgia	264	34,354,453	7.6	7.58	83.7	621
Texas	193	26,083,817	5.8	7.53	81.2	619
Nevada	123	24,874,065	5.5	7.40	79.3	637
Virginia	102	18,379,585	4.1	7.42	79.4	613
Maryland	77	14,752,029	3.3	7.42	79.3	594
Illinois	78	13,973,137	3.1	7.22	79.3	631
Michigan	80	9,858,387	2.2	7.90	81.6	620
Arizona	63	9,848,547	2.2	7.35	79.5	625
New York	43	9,781,534	2.2	7.49	72.9	601
Washington	57	9,405,559	2.1	7.09	77.4	630
New Jersey	39	9,345,915	2.1	7.58	72.5	572
Oregon	44	7,992,099	1.8	6.94	80.1	628
Colorado	35	6,960,789	1.5	7.18	82.6	609
Other	659	83,745,791	18.5	7.63	80.9	607
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,098	196,283,407	43.4	7.28	83.3	650
Refinance - Rate Term	143	22,909,773	5.1	7.26	79.9	615
Refinance - Cashout	1,242	232,617,896	51.5	7.26	77.9	602
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,526	307,900,643	68.1	7.19	80.9	620
Arm 3/27	282	51,477,443	11.4	7.08	79.4	633
Arm 5/25	33	8,787,336	1.9	6.59	67.1	627
Arm 6 Month	1	103,500	0.0	6.75	86.3	642
Fixed Rate	641	83,542,154	18.5	7.75	80.4	630
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,115	372,923,460	82.5	7.27	80.3	621
PUD	190	48,492,182	10.7	7.19	81.7	636
Condo	103	16,570,646	3.7	7.23	81.2	649
2 Family	50	7,443,548	1.6	7.51	75.5	626
3-4 Family	25	6,381,241	1.4	7.36	75.6	629
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	3	1,036,085	0.3	6.15	74.3	662
4.01 - 4.50	17	6,358,593	1.7	6.05	72.9	664
4.51 - 5.00	63	15,564,890	4.2	6.49	80.2	652
5.01 - 5.50	287	69,362,768	18.8	6.80	80.0	632
5.51 - 6.00	299	74,054,631	20.1	6.65	80.6	628
6.01 - 6.50	418	83,780,699	22.7	7.08	81.0	619
6.51 - 7.00	260	46,118,045	12.5	7.39	79.4	626
7.01 - 7.50	181	29,293,372	8.0	7.75	80.3	616
7.51 - 8.00	123	20,281,903	5.5	8.19	81.4	586
8.01 - 8.50	84	11,830,922	3.2	8.56	81.8	593
8.51 - 9.00	43	4,783,909	1.3	8.83	79.7	572
9.01 - 9.50	28	2,887,288	0.8	9.45	82.1	577
9.51 - 10.00	19	1,756,975	0.5	9.88	82.4	561
10.01 - 10.50	12	834,415	0.2	10.33	82.7	540
10.51 - 11.27	5	324,427	0.1	10.99	65.9	533
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	2	182,449	0.0	7.38	77.4	676
13 - 15	1	353,003	0.1	6.75	90.0	626
16 - 18	3	313,938	0.1	7.03	68.0	668
19 - 21	76	15,734,158	4.3	6.68	82.0	625
22 - 24	1,446	291,499,543	79.2	7.22	80.8	620
31 - 33	16	2,823,336	0.8	6.91	81.5	637
34 - 36	265	48,575,158	13.2	7.08	79.3	632
37 - 60	33	8,787,336	2.4	6.59	67.1	627
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	20	7,942,257	2.2	5.32	73.0	669
11.51 - 12.00	61	19,690,125	5.3	5.88	80.8	652
12.01 - 12.50	167	45,310,486	12.3	6.35	79.0	636
12.51 - 13.00	269	66,568,606	18.1	6.66	80.4	642
13.01 - 13.50	314	68,044,483	18.5	6.97	81.4	627
13.51 - 14.00	352	65,459,882	17.8	7.42	80.6	609
14.01 - 14.50	248	37,610,442	10.2	7.75	78.8	605
14.51 - 15.00	176	28,430,593	7.7	8.18	81.3	605
15.01 - 15.50	105	14,443,480	3.9	8.61	82.9	596
15.51 - 16.00	83	10,216,108	2.8	9.14	80.4	568
16.01 - 16.50	17	1,829,875	0.5	9.50	84.3	565
16.51 - 17.00	16	1,405,634	0.4	9.98	80.9	557
17.01 - 17.50	8	794,738	0.2	10.41	80.1	549
17.51 - 18.00	4	376,155	0.1	10.65	82.5	554
18.01 - 19.63	2	146,057	0.0	11.94	66.5	525
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	2	308,741	0.1	6.08	63.0	629
4.51 - 5.50	31	11,897,072	3.2	5.37	76.1	665
5.51 - 6.00	97	29,601,845	8.0	5.83	81.0	655
6.01 - 6.50	254	64,325,878	17.5	6.35	80.0	640
6.51 - 7.00	366	79,369,091	21.6	6.81	80.1	638
7.01 - 7.50	352	66,368,771	18.0	7.31	80.6	622
7.51 - 8.00	310	57,995,968	15.7	7.81	81.2	605
8.01 - 8.50	185	27,614,131	7.5	8.35	79.7	585
8.51 - 9.00	121	18,099,879	4.9	8.74	80.7	566
9.01 - 9.50	49	5,936,408	1.6	9.29	83.9	570
9.51 - 10.00	49	4,617,098	1.3	9.79	79.0	543
10.01 - 10.50	13	1,186,137	0.3	10.26	83.9	552
10.51 - 11.00	9	684,384	0.2	10.71	77.9	549
11.01 - 11.50	2	117,460	0.0	11.27	58.8	513
11.51 - 12.00	1	101,968	0.0	11.65	65.0	523
12.51 - 12.63	1	44,089	0.0	12.63	70.0	528
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	428,201	0.1	7.60	89.1	695
1.50	13	4,107,465	1.1	7.20	81.7	669
2.00	34	13,578,641	3.7	6.37	83.2	657
3.00	1,779	347,054,546	94.2	7.19	80.3	620
5.00	14	3,100,069	0.8	6.98	63.3	612
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,267	272,556,198	74.0	7.15	80.2	620
1.50	479	84,294,152	22.9	7.08	80.8	631
3.00	96	11,418,572	3.1	8.00	79.0	600
Total:	1,842	368,268,922	100.0	7.16	80.3	622

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,325	387,269,692	85.7	7.40	80.0	618
24	69	25,960,834	5.7	6.46	82.0	652
36	22	8,319,320	1.8	6.62	84.7	663
60	67	30,261,230	6.7	6.52	82.1	659
Total:	2,483	451,811,076	100.0	7.27	80.3	624

    *     Note, for second liens, CLTV is employed in this calculation.